UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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STEAKHOUSE PARTNERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEAKHOUSE PARTNERS, INC.

10200 Willow Creek Road

San Diego, California 92131

(858) 689-2333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 19, 2006

TO THE STOCKHOLDERS OF STEAKHOUSE PARTNERS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Steakhouse Partners, Inc., a Delaware corporation (the “Company”), will be held on September 19, 2006 at 9:00 a.m. Pacific Time at the Corporate offices of Steakhouse Partners, Inc., 10200 Willow Creek Road, San Diego, California 92131 for the following purposes:

1. To elect three directors to hold office until the Company’s 2007 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

2. To ratify the selection of Mayer Hoffman McCann P.C. as independent auditor of the Company for its fiscal year ending December 31, 2006.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 18, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 10200 Willow Creek Road, San Diego, California 92131.

Accompanying this Notice is a proxy. Whether or not you expect to be at the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

/s/ A. Stone Douglass
A. Stone Douglass
Chairman, President, Chief Executive Officer and Secretary

San Diego, California

August 21, 2006

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 19, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Steakhouse Partners, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on September 19, 2006, at 9:00 a.m. Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Corporate offices of Steakhouse Partners, Inc., 10200 Willow Creek Road, San Diego, California 92131. The Company intends to mail this proxy statement and accompanying proxy card on or about August 21, 2006 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of the Company’s stock for their costs of forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of shares of our common stock at the close of business on August 18, 2006 (the official record date) will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on August 18, 2006 the Company had outstanding and entitled to vote 6,135,669 shares of common stock.

Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the Company’s outstanding shares entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the Company’s Board of Directors, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against, abstentions and broker non-votes will each be counted for determining the presence of a quorum.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans. Broker non-votes are not expected to result from the vote on either of the proposals being voted on at the Annual Meeting.

Voting and Revocability of Proxies

All valid proxies received before the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Chief Financial Officer of the Company at the Company’s principal executive offices located at 10200 Willow Creek Road, San Diego, California 92131, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of three members. The directors are elected at each annual meeting of stockholders and serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified. The nominees for election by the stockholders are A. Stone Douglass, Edgar Tod Lindner and Thomas A. Edler, who are each members of our present Board of Directors.

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. If no contrary indication is made, proxies in the accompanying form are to be voted for our Board of Directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our Board of Directors to fill such vacancy.

Information Regarding Directors

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Nominees for Election to the Board of Directors

Name	Age	Present Position with the Company
A. Stone Douglass	58	Chairman of the Board, President, Chief Executive Officer and Secretary
Edgar Tod Lindner	61	Director
Thomas A. Edler	63	Director

A. STONE DOUGLASS. Mr. Douglass was appointed as our President, Chief Executive Officer and Secretary, and as one of our directors, effective as of July 20, 2003, pursuant to the terms of a post-petition debtor-in-possession financing agreement entered into by us on August 13, 2003 pursuant to the order of the Bankruptcy Court. He was named Chairman in December 31, 2003. Mr. Douglass is an experienced merchant banker and distressed business management consultant. Mr. Douglass has over 30 years of experience in finance and managing public and private companies, including acting as director and/or interim chief executive officer of companies reorganized in bankruptcy. Mr. Douglass is a Managing Director of Compass Partners, L.L.C., a merchant bank specializing in restructuring and bankruptcy reorganization. Mr. Douglass is also Chairman of Duck’s Nest Investments, Inc., a private investment and merchant bank. From July 2002 to May 2003, Mr. Douglass was Chief Operating Officer of ACE Audiovisual, Inc., a commercial integrator of audiovisual products. From June 2001 to June 2002, Mr. Douglass was President of Inline Orthodontix, an orthodontic productions distribution company. From October 2000 to August 2001, Mr. Douglass was President and Chief Executive Officer of VisionAmerica, Inc. (AMEX: VISN), an optometric physicians practice management company. From August 1998 to May 2001, Mr. Douglass was also President and Chief Executive Officer of Apple Orthodontix, Inc. (AMEX: AOI), an orthodontic practice management company. Mr. Douglass also has served as a director of Neocork Technologies, Inc., since February 2004. Mr. Douglass earned a Bachelor of Science degree in Business Management from Farleigh Dickinson University in 1970.

EDGAR TOD LINDNER. Mr. Lindner has been one of our directors since February 1999. Mr. Lindner has been the Director—Private Placements with Jane Capital Partners since April 2003. Prior to joining Jane Capital Partners, Mr. Lindner was the managing director of Pentech Capital Markets Group since May 1999. Prior to joining Pentech Capital Markets Group, Mr. Lindner was managing director of Ally Capital Group Inc., an investment-banking firm, from May 1996 to April 1999 and from 1984 to 1995 was a founder and President of Northwest Capital Corp., a San Francisco merchant bank. In addition, Mr. Lindner was Regional Manager of Chemical Banks West Coast Asset lending group from 1979 to 1984 and from 1967 to 1979 was Vice President of Corporate Banking at The Bank of California, San Francisco. Mr. Lindner also served as a director of Neocork Technologies, Inc., from August 2002 until December 2003 and was reappointed to that board in March of 2005. Mr. Lindner received his Bachelor of Science in Finance and Banking from the University of Oregon in 1966.

THOMAS A. EDLER. Mr. Edler has been one of our directors since May 1998. Mr. Edler is President & Chief Executive Officer of Pacific Coast Advisors, Inc., a boutique commercial real estate and investment-banking firm, since 1999. The firm’s primary focus is in the restaurant and hospitality industries. In addition, Mr. Edler served as Senior Vice President of Capitol Bay Securities, a regional investment-banking firm. Prior to joining Capitol Bay Securities, Mr. Edler was a senior broker and Chairman of the Restaurant Specialty Group of Grubb & Ellis Company. Mr. Edler has also served as Chief Operating Officer of a Bay Area restaurant company and was an executive with Jack in the Box Restaurants for 11 years. Mr. Edler received his Bachelor of Science degree from Indiana University in 1966, with subsequent graduate studies at the University of Southern California Board Committees and Meetings

During the fiscal year ended December 31, 2005, the Board of Directors held 6 meetings. The Board of Directors has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating Committee.

The members of our Audit Committee are Edgar Tod Lindner and Thomas A. Edler. Mr. Lindner is an Audit Committee financial expert, as defined in the rules of the Securities and Exchange Commission (“SEC”). The Audit Committee oversees, reviews and evaluates our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent auditors. The Audit Committee held 4 meetings during the fiscal year ended December 31, 2005. All members of the Audit Committee are independent (as independence is defined in the Nasdaq Stock Market qualitative listing standards). The Audit Committee acts pursuant to a written charter attached to this proxy statement as Annex A.

The members of our Compensation Committee are Edgar Tod Lindner and Thomas A. Edler. The Compensation Committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, including the Chief Executive Officer, and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee held 2 meetings during the fiscal year ended December 31, 2005. All members of the Compensation Committee are independent (as independence is defined in the Nasdaq Stock Market qualitative listing standards). The Compensation Committee acts pursuant to a written charter.

The members of our Nominating Committee are Edgar Tod Lindner and Thomas A. Edler. The Nominating Committee identifies prospective candidates to serve on the Board of Directors, recommends nominees for election to the Board of Directors, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to the Board of Directors, and provides oversight in the evaluation of the Board of Directors and each committee. The Nominating Committee did not hold a meeting[s] during the fiscal year ended December 31, 2005. All members of the Nominating Committee are independent (as independence is defined in the Nasdaq Stock Market qualitative listing standards). The Nominating Committee acts pursuant to a written charter, (which is available on the Company’s website at paragonsteak.com).

During the fiscal year ended December 31, 2005, each member of the Board of Directors attended 75% or more of the aggregate number of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which he was a director or committee member, respectively. We did not hold an Annual Meeting of Stockholders during the fiscal year ended December 31, 2005.

Director Nominations

The Nominating Committee evaluates and recommends to the Board of Directors director nominees for each election of directors.

In fulfilling its responsibilities, the Nominating Committee considers the following factors:

•	the appropriate size of the Board of Directors and its committees;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	experience with accounting rules and practices;

•	applicable regulatory and securities exchange/association requirements; and

•	a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

The Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board of Directors must, and believes that it is preferable that more than one member of the Board of Directors should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Nominating Committee also believes it appropriate for the Company’s Chief Executive Officer to participate as a member of the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating Committee and Board of Directors will be polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. If the Nominating Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating Committee will evaluate any recommendation for director nominee proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s common stock entitled to vote at the annual meeting of stockholders for at least one year by the date the stockholder makes the recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with the Company’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying stockholder must be received by the Company no later than 120 days prior to the anniversary of the date a proxy statement was mailed to stockholders in connection with the prior year’s annual meeting of stockholders. Any stockholder recommendation for director nominee must be submitted to the Company’s Chief Financial Officer in writing at 10200 Willow Creek Road, San Diego, California 92131 and must contain the following information:

•	a statement by the stockholder that he/she is the holder of at least 1% of the outstanding shares of the Company’s common stock and that the stock has been held for at least a year prior to the date of the submission and that the stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

•	the candidate’s name, age, contact information and current principal occupation or employment;

•	a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

•	the candidate’s resume; and

•	three (3) references.

The Nominating Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.

All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

Communications with Directors

The Board of Directors has adopted a Stockholders Communications with Directors Policy. The Stockholders Communications with Directors Policy is available at the Company’s website at www.paragonsteak.com. Once on our home page, click on “Investor Relations,” then click on “Corporate Governance” and then click on “Stockholder Communications with Directors Policy.” The policy is on this web page.

Director Compensation

No fees are paid to our non-employee directors. Directors may be reimbursed for any out-of-pocket expenses they incur in the performance of their responsibilities for us.

Under the terms of our 2004 Stock Incentive Plan, non-employee directors are eligible to receive options to purchase shares of our common stock.

Director Attendance at Annual Meetings

The Board of Directors has adopted a Board Member Attendance at Annual Meetings Policy. This policy may be found at www.paragonsteak.com. Once on our home page, click on “Investor Relations,” then click on “Corporate Governance” and then click on “Board Member Attendance at Annual Meetings Policy.” The policy is on this web page.

Code of Conduct

The Board of Directors has adopted a Code of Ethics that applies to all of our employees and directors, including all executive officers and senior financial officers. The Code of Conduct contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. This policy may be found at www.paragonsteak.com. Once on our home page, click on “Investor Relations,” then click on “Corporate Governance” and then click on “Board Member Attendance at Annual Meetings Policy.” The policy is on this web page.

Board Member Independence

The Board of Directors has determined that, except for Mr. Douglass, all of the members of the Board of Directors are “independent” as independence is defined in the Nasdaq Stock Market qualification standards. Mr. Douglass is not considered independent because he is either currently, or has within the last three years been, employed by the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” EACH NOMINEE LISTED ABOVE.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our financial statements as of December 31 2003 (for the reorganized company) and December 30, 2003 (for the predecessor company, debtor-in-possession) were previously audited by Singer Lewak Greenbaum & Goldstein LLP, certified public accountants (“SLGG”). We dismissed SLGG in January 2005 and we engaged Mayer Hoffman McCann P.C. (“MHM”) in January 2005 to audit our financial statements for the fiscal year ended December 28, 2004. Our Board of Directors approved the appointment of MHM as our independent registered public accounting firm in January 2005.

There were no disagreements at any time between SLGG and us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The audit report of SLGG did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2004, and through January 2005, we did not consult MHM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee has selected MHM as the Company’s independent auditors for the fiscal year ending December 31, 2006 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting. Representatives of MHM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of MHM as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of MHM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, during the fiscal year ended December 31, 2005 by MHM, the Company’s independent auditor for that period, is compatible with maintaining the auditor’s independence. The following table sets forth the aggregate fees billed to us for the fiscal years ended 2004 and 2005 by SLGG and MHM:

Singer Lewak Greenbaum & Goldstein LLP			Mayer Hoffman McCann P.C.
	2005	2004		2005	2004
Audit Fees(1)	$25,582	$102,500	Audit Fees(1)	$207,793	$107,000
Audit-Related Fees(2)	0	0	Audit-Related Fees(2)	0	0
Tax Fees(3)	16,000	15,000	Tax Fees(3)	0	0
All Other Fees	0	0	All Other Fees	0	0

(1)	Consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” None of these fees or services was pre-approved by our audit committee.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Audit Committee meets periodically to review and approve the scope of the services to be provided to us by our independent accountant, as well to review and discuss any issues that may arise during an engagement. Any non-audit services provided to us would have to be approved by the Audit Committee. There are currently no such additional services performed. The Audit Committee considers various issues with respect to the services to be provided by its independent accountant, including the complexity of any engagement, its expected cost, the knowledge and expertise of the independent accountant’s staff, any complex accounting or disclosure issues, new accounting pronouncements, and the capability of our financial staff.

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, except for de minimis non-audit services that may be performed without pre-approval under applicable law. The Audit Committee has sole authority to make such approvals, although such approval may be delegated to any Committee member so long as the approval is presented to the full Committee at a later time.

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve this Proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the shares of our common stock as of August 1, 2006, by (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock, (ii) each executive officer listed in the Summary Compensation Table, (iii) each of our directors, and (iv) all of our executive officers and directors as a group.

Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder. Except as otherwise indicated, the address of each of the persons in this table is c/o Steakhouse Partners, Inc. 10200 Willow Creek Road, San Diego, California 92131.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
A. Stone Douglass (1)	346,703	5.1%
Joseph L. Wulkowicz (2)	66,667	0.9%
Susan Schulze-Claasen (2)	66,667	0.9%
Edgar Tod Lindner (3)	50,000	0.8%
Thomas A. Edler (3)	50,000	0.8%
All executive officers and directors as a group (5 persons)	580,037	8.2%

5% Stockholders:
Steven B. Sands (4) 90 Park Avenue, 31st Floor New York, NY 10016	1,035,000	15.6%

Eye of the Round, LLC (5) 90 Park Avenue, 31st Floor New York, NY 10016	885,000	13.3%

George Rich (6) 904 South Broadway Baltimore, MD 21231	1,066,630	15.7%

GRI Fund, LP (7) 904 South Broadway Baltimore, MD 21231	540,000	8.1%

Pablo Garcia Fernandez 90 Park Avenue, 31st Floor New York, NY 10016	400,000	6.0%

(1)	Includes 180,036 shares of common stock owned directly by Mr. Douglass and options to purchase 166,667 shares of common stock granted pursuant to our 2004 Stock Incentive Plan, which are currently exercisable within 60 days of August 1, 2006.
(2)	The named individual’s beneficial ownership is of options to purchase 66,667 shares of common stock granted pursuant to our 2004 Stock Incentive Plan, which are currently exercisable within 60 days of August 1, 2006.
(3)	The named individual’s beneficial ownership is of options to purchase 50,000 shares of common stock granted pursuant to our 2004 Stock Incentive Plan, which are currently exercisable within 60 days of August 1, 2006.
(4)	The shares referred to consist of 885,000 shares directly owned by Eye of the Round, LLC and 150,000 shares of common stock issuable upon exercise of a Common Stock Purchase Warrant, dated December 30, 2003, issued to Critical Capital Growth Fund, LP in connection with the Plan of Reorganization. Mr. Sands disclaims beneficial ownership of all 1,035,000 shares. Based on Amendment No. 1 to Schedule 13G dated January 31, 2005, Mr. Sands is (i) manager of Eye of the Round, LLC and (ii) chairman of the general partner of the general partner of Critical Capital Growth Fund, LP. Does not include warrants to purchase 63,000 shares of common stock acquired by a registered broker-dealer with which Mr. Sands is registered, of which Mr. Sands also disclaims beneficial ownership.

(5)	Refers to 885,000 shares of common stock, which are directly owned by Eye of the Round, LLC and included in Mr. Sands’ beneficial ownership under note (4) above. Does not include 150,000 shares of common stock issuable upon exercise of a Common Stock Purchase Warrant, dated December 30, 2003, issued to Critical Capital Growth Fund, LP in connection with the Plan of Reorganization. Eye of the Round, LLC disclaims beneficial ownership of such Common Stock Purchase Warrant. Also does not include warrants to purchase 63,000 shares of common stock acquired by a registered broker-dealer with which Mr. Sands is registered, of which Eye of the Round, LLC disclaims beneficial ownership.
(6)	The shares referred to include 359,964 shares directly owned by George Rich and 540,000 shares directly owned by GRI Fund, LP. George Rich is the sole member and manager of Stevenson Partners, LLC, which is the 1% general partner of GRI Fund, LP. George Rich disclaims beneficial ownership of shares owned by GRI Fund, LP. Also includes options to purchase 166,667 shares of common stock granted to Mr. Rich pursuant to our 2004 Stock Incentive Plan, which are currently exercisable within 60 days of August 1, 2006.
(7)	Refers to 540,000 shares, which are directly owned by GRI Fund, LP and included in Mr. Rich’s beneficial ownership under note (6) above. Does not include 359,964 shares directly owned by George Rich and options to purchase 250,000 shares of common stock granted to Mr. Rich pursuant to our 2004 Stock Incentive Plan. George Rich is the sole member and manager of Stevenson Partners, LLC, which is the 1% general partner of GRI Fund, LP. GRI Fund, LP disclaims beneficial ownership of shares owned by George Rich, including the options to purchase our common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information on the number of securities to be issued upon the exercise of outstanding options, warrants and rights and the number of securities remaining available for future issuance.

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/Sh)	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	1,410,000	$1.11	90,000
Equity compensation plans not approved by security holders	0	0	0

Total	1,410,000	1.11	90,000

(1)	The 2004 Stock Option Incentive Plan (the “Option Plan”) was approved by our Board of Directors in April 2004 and by our shareholders in January 2005. The Option Plan was intended to provide incentives to our key employees, officers, directors and consultants who provide significant services to us. There are 1,500,000 shares available for grant under the Option Plan. The number of shares available under the Option Plan may automatically increase by a number equal to the lesser of (i) 25% of the fully diluted total number of shares of common stock then outstanding, or (ii) 2,000,000 shares. Options generally vest over a three-year period and the Board determines the option exercise price at the time of grant.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth information as to persons who serve as our executive officers as of July 1, 2006:

Name	Age	Position(s)
A. Stone Douglass	58	Chairman of the Board, President, Chief Executive Officer and Secretary
Joseph L. Wulkowicz	55	Vice President, Chief Financial Officer and Assistant Secretary
Susan Schulze-Claasen	51	Executive Vice President, Chief Administrative Officer and General Counsel

For information regarding Mr. Douglass, see “Proposal 1—Election of Directors.”

JOSEPH L. WULKOWICZ. Mr. Wulkowicz was appointed as our Vice President and Chief Financial Officer and Assistant Secretary in December 2003 upon confirmation of our Plan of Reorganization. Since November 1999, Mr. Wulkowicz has served as Chief Financial Officer and Assistant Secretary of Paragon Steakhouse Restaurants, Inc. Mr. Wulkowicz served as the Chief Financial Officer of McArthur/HTC International, a leading importer and marketer of sports and promotional products, from January 1997 to November 1999. Mr. Wulkowicz earned a Masters in Business Administration in Finance from DePaul University Graduate School of Business in 1976.

SUSAN SCHULZE-CLAASEN. Ms. Schulze-Claasen was appointed as our Vice President and General Counsel in December 2003 upon confirmation of our Plan of Reorganization, and was named Executive Vice President, Chief Administrative Officer and General Counsel effective March 1, 2005. Ms. Schulze-Claasen has served as Vice President–General Counsel and Assistant Secretary of Paragon Steakhouse Restaurants, Inc. since June 1985, and now serves as President. Ms. Schulze-Claasen holds a Juris Doctorate from Valparaiso University, School of Law in 1979.

Summary Compensation

The following table sets forth the compensation paid to or earned from us during each of our last three fiscal years by our President and Chief Executive Officer and the two other most highly compensated executive officers whose total cash compensation for the year ended December 31, 2005 exceeded $100,000 (collectively referred to herein as the “Named Executive Officers”).

Name and Principal Position	Annual Compensation						Long-Term Compensation Awards
	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($) (4)		Securities Underlying Options (#) (5)
A. Stone Douglass (1) President, Chief Executive Officer and Secretary	2005 2004 2003	$ $ $	200,012 200,012 81,543	— — —	$ $ $	34,380 28,800 9,186	— 250,000 —
Joseph Wulkowicz (2) Vice President and Chief Financial Officer	2005 2004 2003	$ $ $	156,800 158,686 130,007	— — —	$ $ $	12,000 9,785 4,800	— 100,000 —
Susan Schulze-Claasen (3) Executive Vice President, Chief Administrative Officer and General Counsel	2005 2004 2003	$ $ $	150,014 155,186 125,015	— — —	$ $ $	12,000 12,000 12,000	— 100,000 —

(1)	Mr. Douglass commenced serving as our President, Chief Executive Officer and Secretary effective as of July 30, 2003.

(2)	Mr. Wulkowicz commenced serving as Vice President and Chief Financial Officer as of the effective date of the Plan of Reorganization, December 31, 2003. The salary and other compensation for 2003 are for prior positions with us.
(3)	Ms. Schulze-Claasen commenced serving as Vice President and General Counsel as of the effective date of the Plan of Reorganization, December 31, 2003, and was named Executive Vice President and Chief Administrative Officer and General Counsel effective March 1, 2005. The salary and other compensation for 2003 are for prior positions with us.
(4)	Other annual compensation for Mr. Douglass includes (i) an automobile allowance and (ii) a housing allowance ($26,880 in 2005, $21,300 in 2004 and $0 in 2003).
(5)	Stock options were granted under our 2004 Stock Incentive Plan on April 16, 2004. Each option becomes exercisable over a period of three years at the rate of one-third of the shares subject to the options on the first, second and third anniversaries of the grant date.

Stock Options

There were no options to acquire shares of our common stock granted to or exercised by the Named Executive Officers during the fiscal year ended December 31, 2005. The following table sets forth information concerning the fiscal year-end value of unexercised options held by each of the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of In-the-Money Unexercised Options at December 31, 2005 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
A. Stone Douglass	166,667	83,333	—	—
Joseph Wulkowicz	66,667	33,333	—	—
Susan Schulze-Claasen	66,667	33,333	—	—

(1)	Based on the December 31, 2005 closing price of $0.55 per share of our common stock as reported on the Pink Sheets; there were no exercisable, in-the-money options as of December 31, 2005.

Employment Contracts, Termination of Employment and Change in Control Arrangements

We entered into a three-year employment agreement dated as of April 1, 2004 with Mr. Douglass to serve as our President and Chief Executive Officer. The agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 60-day prior notice of termination is provided by either Mr. Douglass or us. The agreement provides for a minimum annual salary of $200,000, and an annual bonus at the discretion of the Board of Directors. In the event Mr. Douglass’s employment period is terminated as a result of his death or permanent disability (as defined in the agreement) or pursuant to a change of control (as defined in the agreement), Mr. Douglass will be entitled to receive his base salary of $200,000 through the date of termination and for the one-year period following the date of termination. In the event Mr. Douglass’s employment is terminated by us for a reason other than for cause (as defined in the agreement) or on account of a change of control, Mr. Douglass will be entitled to receive his base salary through the third anniversary date of his employment agreement. Additionally, the agreement contains non-compete and non-solicitation provisions, which provide the Mr. Douglass, will not compete during the period in which he is either receiving compensation from us, or for one year after he has been terminated for cause. Mr. Douglass’s employment agreement also provides that during the term of his employment, we will nominate, and use our best efforts to elect, Mr. Douglass to serve as a member of our Board of Directors.

We entered into a three-year employment agreement dated as of April 1, 2004 with Mr. Wulkowicz to serve as Vice President and Chief Financial Officer. The agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 60-day prior notice of termination is provided by either Mr. Wulkowicz or us. The agreement provides for a minimum annual salary of $156,000, and an annual bonus at the discretion of the Board of Directors. In the event Mr. Wulkowicz’s employment period is terminated as a result of his death or permanent disability (as defined in the agreement) or pursuant to a change of control (as defined in the agreement), Mr. Wulkowicz will be entitled to receive his base salary through the date of termination and for the period of one-year following the date of termination. In the event Mr. Wulkowicz’s employment is terminated by us for a reason other than for cause (as defined in the agreement) or other than a change of control, Mr. Wulkowicz will be entitled to receive the lesser of: (i) his base salary through the third anniversary date of his employment agreement; and (ii) his base salary for a period of 12 months after the date of termination. Additionally, the agreement contains a non-solicitation provision.

We entered into a three-year employment agreement dated as of April 1, 2004 with Ms. Schulze-Claasen to serve as Vice President and General Counsel. She was appointed as our Executive Vice President, Chief Administrative Officer and General Counsel effective March 1, 2005. The agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 60-day prior notice of termination is provided by either Ms. Schulze-Claasen or us. The agreement provides for a minimum annual salary of $150,000, and an annual bonus at the discretion of the Board. In the event Ms. Schulze-Claasen’s employment period is terminated as a result of her death or permanent disability (as defined in the agreement) or pursuant to a change of control (as defined in the agreement), Ms. Schulze-Claasen will be entitled to receive her base salary through the date of termination and for the period of one-year following the date of termination. In the event Ms. Schulze-Claasen’s employment is terminated by us for a reason other than for cause (as defined in the agreement) or other than a change of control, Ms. Schulze-Claasen will be entitled to receive the lesser of: (i) her base salary through the third anniversary date of her employment agreement; and (ii) her base salary for a period of 12 months after the date of termination. Additionally, the agreement contains a non-solicitation provision.

Compensation Committee Interlocks and Insider Participation

The Board of Directors has established a Compensation Committee, which is responsible for decisions regarding salaries, incentive compensation, stock options and other compensation-related matters regarding our executive officers and employees. During 2005, the Compensation Committee members included Messrs. Lindner and Edler. During 2005, no member of the Compensation Committee was an employee or former employee of ours or any of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served as a member of the compensation committee or board of directors of any entity that has or has had one or more executive officers who served as a member of our Compensation Committee or our Board of Directors during 2005.

STOCK PERFORMANCE GRAPH

The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last twenty months (i.e., since shares of common stock of the reorganized company began trading on the Pink Sheets) (a) the total shareholder return on our common stock (b) the total return on the Russell 2000 Index and (c) the total return on a peer group index. The peer group selected is: J. Alexander Corp.; Landry’s Restaurants, Inc.; Lone Star Steakhouse Inc.; O Charleys Inc; Rare Hospitality International Inc, and Ryans Restaurant Group Inc.

Certain Relationships and Related Transactions

In August 2003, Steakhouse Investors, LLC, a Delaware limited liability company (“Steakhouse Investors”) provided us with $5,000,000 in debtor in possession financing (the “DIP Loan”). The DIP Loan was evidenced by a $5 million promissory note payable by us (the “Note”). A. Stone Douglass, our Chairman and Chief Executive Officer, made a $200,000 capital contribution in, and served as manager of, Steakhouse Investors. GRI Fund, LP, currently one of our principal stockholders, made a $600,000 capital contribution in Steakhouse Investors. George Rich, the sole member and manager of Stevenson Partners, LLC, which is the 1% general partner of GRI Fund, L.P., made a $400,000 capital contribution in Steakhouse Investors. Eye of the Round, LLC, currently one of our principal stockholders, served as member-manager of SB Steakhouse Partners, LLC (“SBSP”). SBSP made a $3,850,000 capital contribution in Steakhouse Investors.

Prior to the Effective Date of our Plan, Steakhouse Investors made a pro rata in kind distribution of the Note to its members, including Mr. Douglass, GRI Fund, LP and SBSP. SBSP, in turn, made a pro rata in kind distribution of its portion of the Note to its members, including to Eye of the Round, LLC. Upon the Effective Date of the Plan, and pursuant to the terms of the Plan, the entire balance of the DIP Loan became due and payable in the form of 90%, or 4,500,000 shares, of our common stock in consideration of the full and complete release of our obligations under the DIP Loan, other than interest. Accordingly, on March 22, 2004, we issued 4,500,000 shares of common stock to the holders of the Note, including (i) 180,036 shares to Mr. Douglass, (ii) 899,964 shares to GRI Fund, LLP (including 359,064 shares to George Rich individually) and (iii) 885,000 shares to Eye of the Round, LLC.

Critical Capital Growth Fund, LP (“CCGF”) is a private Small Business Administration licensed equity fund. Based on Amendment No. 1 to Schedule 13G dated January 31, 2005, Mr. Sands is (i) manager of Eye of the

Round, LLC and (ii) chairman of the general partner of the general partner of CCGF. Pursuant to and accordance with the terms and conditions of the Plan, we delivered a $1,535,000 principal amount unsecured promissory note to CCGF, dated October 19, 2003 (the “CCGF Note”). The CCGF note is payable in full over a period of six years. Interest only will be paid over the first three years, and the principal will be paid over the remaining three years. Additionally, we issued to CCGF a Common Stock Purchase Warrant, dated December 30, 2003, exercisable into 150,000 shares of our common stock at an initial exercise price of $1.11 (the “CCGF Warrant”). The CCGF Warrant became exercisable, either in whole or in part, after April 1, 2005.

On December 23, 2005, George Rich was granted options to purchase 250,000 shares of our common stock under our 2004 Stock Incentive Plan in exchange for his services to us as an adviser. Such options become exercisable at a rate of one-third at date of grant, one-third as of April 2006 and one-third as of April 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Regulations promulgated by the SEC require the Company to disclose any reporting violations with respect to the 2005 fiscal year, which came to our attention based on a review of the applicable filings required by the SEC to report the status of an officer or director, or the changes in beneficial ownership as submitted to us. Based solely on review of such forms we received, we believe that all required reports for the 2005 fiscal year have been timely filed.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2007 must be received by us no later than April 23, 2007 which is 120 days prior to the first anniversary of the mailing date of this proxy statement, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Under our Bylaws, a stockholder who wishes to make a proposal at the 2007 Annual Meeting of Stockholders without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than May 21, 2007 and no later than June 22, 2007 unless the date of the 2007 Annual Meeting of Stockholders is more than 30 days before or after the one-year anniversary of the 2006 Annual Meeting of Stockholders. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2006 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

Our Annual Report for the fiscal year ended December 31, 2005 will be mailed to stockholders of record as of August 18, 2006. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on August 18, 2006. Requests should be directed to Steakhouse Partners, Inc., 10200 Willow Creek Road, San Diego, California 92131; Attention: Investor Relations.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (the “Audit Committee”) is comprised of two independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Edgar Tod Lindner and Thomas A. Edler.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Audit Committee has reviewed and discussed the audited financial statements with management. Our independent auditor, Mayer Hoffman McCann P.C., is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has met with Mayer Hoffman McCann P.C., with and without management present, to discuss the overall scope of Mayer Hoffman McCann P.C.’s audit, the results of its examinations, its evaluations of the Company’s internal control over financial reporting and the overall quality of its financial reporting.

The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

/s/ Edgar Tod Lindner
Edgar Tod Lindner

/s/ Thomas A. Edler
Thomas A. Edler

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is comprised of independent non-employee directors and operates pursuant to a written charter. The members of the Compensation Committee during fiscal year 2005 were Edgar Tod Lindner and Thomas A. Edler. The Compensation Committee is responsible for setting and overseeing the administration of the policies governing annual compensation of the executive officers of the Company. The Compensation Committee reviews the performance and compensation levels for executive officers, including our Chief Executive Officer, and sets salary levels.

Compensation Philosophy

The Company’s overall executive compensation philosophy is based on the following principles:

•	to offer competitive levels of total compensation that will facilitate the Company’s ability to attract, retain and reward experienced and talented executive officers;

•	to link executive compensation to corporate performance and the long term interests of the Company’s stockholders;

•	to structure equity-based plans that balance the relationship between executive compensation and the creation of stockholder value in order to achieve the unification of the financial interests of executives and stockholders; and

•	to offer a compensation program that rewards individual involvement and participation as well as comprehensive business results.

Compensation Program

Total compensation for the Company’s executive officers includes base salary and may include performance bonuses, executive perquisites and participation in the Company’s qualified and non-qualified employee benefit plans. The Compensation Committee reviews compensation surveys prepared by management of the Company to compare the Company’s compensation package with that of similar companies in the Company’s geographic area.

Base Salary. The policy of the Compensation Committee is to offer sufficient compensation to attract, retain and reward experienced and talented executive officers. To meet this goal, initial salaries are based on negotiations between the particular executive officer and our Chief Executive Officer, subject to review by the Compensation Committee. This review takes into account the candidate’s experience and credentials and the current market conditions. Base salaries of executive officers are also reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of the Company for the previous year, (iv) the financial condition of the Company and (v) reports to the Compensation Committee from the compensation surveys concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similar companies in the Company’s geographic area. Our Chief Executive Officer does not make recommendations regarding his own compensation.

Cash Bonus. The amount of the performance bonus paid to an executive officer is dependent upon the Company attaining appropriate established business targets and corporate performance goals and the performance of the individual executive officer. The Compensation Committee believes that this type of bonus program properly aligns the interests of the Company’s executive officers with the interests of stockholders.

Stock Options. The Company also believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of stock options under the 2004 Stock Incentive Plan. The options are granted at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company’s executive officers and other employees, both as a reward for past individual and corporate performance as well as long-term incentive for future performance. To assist the Company in retaining and motivating key employees, option grants generally vest over a period of three years at the rate of one-third of the shares subject to the options on the first, second and third anniversaries of the grant date. See “Option Grants in Last Fiscal Year.”

Compensation for our Chief Executive Officer

The Compensation Committee believes that our Chief Executive Officer’s total compensation is largely based upon the same policies and criteria used for other executive officers. Each year the Compensation Committee reviews the Chief Executive Officer’s compensation arrangement, the individual performance for the calendar year under review, as well as the Company’s performance. The Compensation Committee approved the salary of A. Stone Douglass as President and Chief Executive Officer for the 2005 fiscal year.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the tax deductions a public corporation may take for compensation to its named executive officers to $1 million per executive per year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. The Compensation Committee has determined that stock options granted under the Company’s 2004 Stock Incentive Plan with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant constitute “performance-based compensation.” The Company’s stockholders previously approved this plan, which exempts any compensation recognized by a named executive officer as a result of the grant of such a stock option from the application of Section 162(m).

Conclusion

It is the opinion of the Compensation Committee that the aforementioned compensation policies and structures provide the necessary incentives to properly align the Company’s corporate economic performance and the interests of the Company’s stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

COMPENSATION COMMITTEE

/s/ Edgar Tod Lindner
Edgar Tod Lindner, Chairman

/s/ Thomas A. Edler
Thomas A. Edler

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors

/s/ A. Stone Douglass
A. Stone Douglass
Chairman, President, Chief Executive Officer and Secretary

August 21, 2006

Annex A

Charter of the Audit Committee

of

Steakhouse Partners, Inc.

Purposes, Authority and Funding

The audit committee (the “Committee”) of the Board of Directors (the “Board”) of Steakhouse Partners, Inc., a Delaware corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent auditor and financial management.

The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the “Members” or, individually, each a “Member”) shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least two (2) Members, each of which shall be a member of the Board. The following membership requirements shall also apply:

(i) each Member must be “independent” as defined in NASD Marketplace Rule 4200(a)(15);

(ii) each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

(iii) each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

(iv) each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

(v) at least one (1) Member must, through appropriate education and/or experience, satisfy the definition of “audit committee financial expert” as defined by the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Notwithstanding subparagraph (i) above, one (1) director who: (a) is not independent as defined in NASD Marketplace Rule 4200; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined in NASD Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice immediately upon learning of the event or circumstance that caused the non-compliance. Further, if the Committee fails to comply with the requirements set forth in this “Committee Membership” section of the Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice immediately upon learning of the event or circumstance that caused the non-compliance.

Duties & Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

Financial Statement & Disclosure Matters

1.	Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the SEC and the National Association of Securities Dealers applicable to Nasdaq-listed issuers;

2.	Oversee the Company’s accounting and financial reporting processes;

3.	Oversee audits of the Company’s financial statements;

4.	Review with the Company’s independent auditor, management and internal auditors any information regarding “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

5.	Review and discuss reports from the Company’s independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

6.	Review all certifications provided by the Company’s principal executive officer and principal financial officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

7.	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent auditor the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements;

8.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

9.	Prepare and approve the report required by the rules of the SEC to be included in the Company’s annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 306 of Regulation S-K;

Matters Regarding Oversight of the Company’s Independent Auditor

10.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

11.	Receive and review a formal written statement and letter from the Company’s independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

12.	Actively engage in a dialogue with the Company’s independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor;

13.	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent auditor;

14.	Establish clear policies regarding the hiring of employees and former employees of the Company’s independent auditor;

15.	Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent auditor, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company’s applicable periodic reports;

16.	Ensure that the Company’s independent auditor: (a) has received an external quality control review by an independent public accountant (“peer review”) that determines whether the independent auditor’s system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (b) is enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines in accordance with the appropriate requirements;

17.	Meet with the Company’s independent auditor prior to its audit to review the planning and staffing of the audit;

18.	Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

19.	Review with the Company’s independent auditor any audit problems, difficulties or disagreements with management that the independent auditor may have encountered, as well as any management letter provided by the independent auditor and the Company’s response to that letter, including a review of: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; (b) any changes required in the planned scope of the internal audit; and (c) the Company’s internal audit department’s responsibilities, budget and staffing;

20.	Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) years;

Matters Regarding Oversight of the Company’s Internal Audit Function

21.	Review the Company’s annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and evaluate the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

22.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent auditor, internal auditors or management;

23.	Review the appointment of, and any replacement of, the Company’s senior internal auditing executive;

24.	Review the significant reports to management prepared by the Company’s internal auditing department and management’s responses;

Matters Regarding Oversight of Compliance Responsibilities

25.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;

26.	Obtain reports from the Company’s management, senior internal auditing executive and independent auditor that the Company’s subsidiaries are in compliance with applicable legal requirements;

27.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

28.	Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

29.	Review and address any concerns regarding potentially illegal actions raised by the Company’s independent auditor pursuant to Section 10A(b) of the Act; and cause the Company to inform the SEC of any report issued by the Company’s independent auditor to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

30.	Obtain from the Company’s independent auditor assurance that it has complied with Section 10A of the Act;

Additional Duties & Responsibilities

31.	Review and reassess the adequacy of this Charter and perform an annual evaluation of the Committee’s own performance, which shall be conducted in such manner as the Committee deems appropriate;

32.	Report regularly to the Board with respect to the Committee’s activities and make recommendations as appropriate;

33.	Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

34.	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments; and

35.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and in accordance with GAAP. Rather, those duties are the responsibility of management and the independent auditor.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent auditor.

Structure & Meetings

The Committee shall conduct its business and meetings in accordance with this Charter, the Company’s bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company’s bylaws. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company’s independent auditors, at such times as the Committee deems appropriate, to review the independent auditor’s examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.

Minutes

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

STEAKHOUSE PARTNERS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 19, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints A. Stone Douglass and Joseph L. Wulkowicz, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Steakhouse Partners, Inc. (the “Company”) held of record by the undersigned on August 18, 2006, the Annual Meeting will be held at the Corporate offices of Steakhouse Partners, Inc., 10200 Willow Creek Road, San Diego, California 92131, on September 19, 2006, at 9:00 a.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote “FOR” the directors listed below and a vote “FOR” Proposal 2.

1.      To elect three (3) directors for a one-year term to expire at the 2007 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following persons:

•        A. Stone Douglass

•        Edgar Tod Lindner

•        Thomas A. Edler

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY for all nominees	☐ FOR ALL EXCEPT (see instructions below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS _____________________________________________________________________________________

2.	To ratify the selection of Mayer Hoffman McCann P.C. as independent auditors of the Company for the fiscal year ending December 31, 2006.

☐  FOR                 ☐  AGAINST                 ☐  ABSTAIN

3.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Annual Meeting.

Dated: , 2006

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.